                                   SUPPLEMENT
                            DATED SEPTEMBER 24, 2007
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                               DATED MAY 1, 2007

ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO

On page 12, the third paragraph under the heading "Primary Investment Strategies" should be replaced with the following:

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

In the Appendix, on page 1 of Chart 1, the column for the Roszel/AllianceBernstein Large Cap Core Portfolio in the row for American, European and Global Depository Receipts should be revised to read "25", not "5".

ROSZEL/BLACKROCK FIXED-INCOME PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO

In the Appendix, page 1 of Chart 4 is amended to add the following row under the heading "Conventional Securities":

                                        ROSZEL/LORD ABBETT GOVERNMENT     ROSZEL/BLACKROCK FIXED-INCOME
                                             SECURITIES PORTFOLIO                   PORTFOLIO
                                        -----------------------------     -----------------------------
Investment Company Securities                          -                               10


                                  *     *    *

Please retain this supplement with your Prospectus for future reference.